Exhibit 10.15

EXECUTION VERSION

AMENDMENT NO. 2 TO AMENDED AND RESTATED

SENIOR SECURED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 2 with respect to the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 22, 2011 (as amended by that certain Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement dated as of July 8, 2011, that certain Incremental Assumption Agreement, dated as of July 8, 2011, that certain Waiver Letter, dated as of August 3, 2011 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), is made as of November 29, 2011, among FIFTH STREET FINANCE CORP., a Delaware corporation (the “Borrower”), FSFC Holdings, Inc., a Delaware corporation (“FSFC”), Fifth Street Fund of Funds LLC, a Delaware limited liability company (“Fifth Street”; collectively with FSFC, the “Subsidiary Guarantors”), the Lenders party hereto (the “Lenders”), and ING CAPITAL LLC, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders under the Credit Agreement and as collateral agent for the parties defined as “Secured Parties” under the Guarantee and Security Agreement (the “Amendment”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement and the Lenders signatory hereto and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Amendment;

NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION I AMENDMENT TO CREDIT AGREEMENT

1.1. Amendment. Effective as of the Effective Date (as defined below), and subject to the terms and conditions set forth below, Section 6.05(b) of the Credit Agreement is hereby amended by adding the following phrase immediately following the word “105%” therein:

“(or, solely with respect to the taxable year ended September 30, 2011, 115%, and solely with respect to the calendar year ending December 31, 2011, 120%)”

SECTION II MISCELLANEOUS

2.1. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date (the “Effective Date”) on which the following conditions are satisfied:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Borrower, each Subsidiary Guarantor, the Issuing Bank and each of the Required Lenders signatory hereto.

(b) The Administrative Agent shall have received reimbursement for all of its reasonable out-of-pocket costs and expenses in accordance with Section 2.4 hereto.

2.2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the Effective Date and after giving effect to this Amendment:

(a) This Amendment has been duly authorized, executed and delivered by the Borrower and each Subsidiary Guarantor party hereto, and constitutes a legal, valid and binding obligation of the Borrower and each Subsidiary Guarantor party hereto enforceable in accordance with its terms. The Credit Agreement, as amended by the Amendment, constitutes legal, valid and binding obligations of the Borrower and the Subsidiary Guarantors enforceable in accordance with their respective terms.

(b) The representations and warranties set forth in Article 3 of the Credit Agreement and the representations and warranties in each other Loan Document, are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct is all respects) on and as of the Effective Date or as to any such representations and warranties that refer to a specific date, as of such specific date, with the same effect as though made on and as of the Effective Date.

(c) No Default or Event of Default has occurred and is continuing under the Credit Agreement.

2.3. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

2.4. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees, charges and disbursements of legal counsel to the Administrative Agent.

2.5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

2.6. Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.06, 9.07, 9.09, 9.10 and 9.12 of the Credit Agreement are hereby incorporated by reference.

2.7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and

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remedies of the Lenders, the Administrative Agent, the Issuing Bank, the Collateral Agent, the Borrower or the Subsidiary Guarantors under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document.

2.8. Consent and Reaffirmation. (a) Each Subsidiary Guarantor hereby consents to this Amendment and the transactions contemplated hereby, (b) the Borrower and each Subsidiary Guarantor agree that, notwithstanding the effectiveness of this Amendment, the Guarantee and Security Agreement and each of the other Security Documents continue to be in full force and effect, (c) each Subsidiary Guarantor confirms its guarantee of the Secured Obligations (as defined in the Guarantee and Security Agreement and which definition, for clarity, incorporates by reference the Obligations under the Credit Agreement as amended hereby) and the Borrower and each Subsidiary Guarantor confirm their grant of a security interest in their assets as Collateral for the Secured Obligations, all as provided in the Loan Documents, and (d) the Borrower and each Subsidiary Guarantor acknowledge that such guarantee and/or grant continues in full force and effect in respect of, and to secure, the Secured Obligations.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

FIFTH STREET FINANCE CORP., as Borrower

By:	/s/ Bernard Berman
Name:	Bernard Berman
Title:	President

FSFC HOLDINGS, INC., as Subsidiary Guarantor

By:	/s/ Bernard Berman
Name:	Bernard Berman
Title:	President

FIFTH STREET FUND OF FUNDS LLC, as Subsidiary Guarantor

By:	/s/ Bernard Berman
Name:	Bernard Berman
Title:	President

ING CAPITAL, LLC, as Administrative Agent, Collateral Agent, Issuing Bank and as a Lender

By:	/s/ Patrick Frisch, CFA
Name:	Patrick Frisch, CFA
Title:	Managing Director

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

MORGAN STANLEY BANK, N.A., as a Lender

By:
Name:
Title:

ROYAL BANK OF CANADA, as a Lender

By:
Name:
Title:

KEY EQUIPMENT FINANCE, INC., as a Lender

By:	/s/ Richard S. Andersen
Name:	Richard S. Andersen
Title:	Designated Signer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:
Name:
Title:

By:
Name:
Title:

PATRIOT NATIONAL BANK, as a Lender

By:
Name:
Title:

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